SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2000

                           Trading Solutions.com, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       333857-87                88-0425691
          ------                       ---------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)


200 Camino Aguajito, Suite 200, Monterey, California                  93940
----------------------------------------------------                  -----
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (831) 375-6209.

______________________________________________________________________________
         (Former name or former address, if changed since last report.)


ITEM 1. Changes in Control of Registrant.

None.


ITEM 2.  Acquisition or Disposition of Assets.

None.


ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.


ITEM 5.  Other Events.

The registered offering by the issuer has been closed. The issuer sold 101,000 shares of common stock at $1.00 per share, totaling $101,000 received by the Company. The offering terminated prior to the sale of all securities registered. 199,000 shares were not sold. The Company has received funding necessary for expansion and business development. The funds received from the offering were used as follows:

                                 Use of Proceeds
Purchase and Installation of Machinery                        $ 5,000
Working Capital                                               $30,000
Legal and Accounting Fees                                     $20,000
Website Development                                           $30,000
Advertising                                                   $10,000
Miscellaneous Administrative Expenses                         $ 6,000


ITEM 6.  Resignations of Registrant's Director's

None.


ITEM 7.  Financial Statements and Exhibits.

None.


ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TRADING SOLUTIONS.COM, INC.

                                                           /s/ Natalie Shahvaran
                                                           ---------------------
                                                           Date: August 28, 2000
                                                           ---------------------

*Print name and title of the signing officer under his signature